UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

High Income Securities Fund
c/o US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2020

Date of reporting period:  August 31, 2020

Item 1. Reports to Stockholders.

High Income Securities Fund (PCF)

Annual Report
For the year ended
August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

High Income Securities Fund

October 27, 2020

Dear Fellow Shareholders:

To review the Fund’s recent history, in Spring 2018 a proxy contest at the annual shareholder meeting of High Income Securities Fund (f/k/a Putnam High Income Securities Fund) resulted in the election of a new Board of Trustees and the approval of a proposal requesting the Board to authorize a self-tender offer at or close to net asset value (NAV).  These developments led Putnam Investment Management, LLC, the Fund’s investment adviser, to resign, and the removal of “Putnam” from the Fund’s name.

The newly elected Trustees authorized a self-tender offer (which was completed in March 2019) for the Fund’s shares at a price of 99% of NAV.  In addition, the Board approved and shareholders ratified the de-registration of the Fund as an investment company.  In preparation for the self-tender offer and the potential de-registration, (1) substantially all the Fund’s portfolio securities were sold and the proceeds invested in cash equivalents and (2) the monthly dividends that were historically paid were discontinued after the August 2018 dividend.  After the tender offer, the Fund had net assets of about $52 million.

In April, 2019, the Board of Trustees approved a Transitional Investment Strategy to invest, within the parameters of the Fund’s existing investment policies and restrictions, in securities likely to generate more income.  The Transitional Investment Committee of the Board, which is comprised of Andrew Dakos, Rajeev Das and me, has been responsible for implementing the Transitional Investment Strategy.

Meanwhile, a committee of the Board continued explored potential acquisitions of controlling stakes in operating companies and other non-security investments.  However, despite ratification by shareholders of that plan in August 2019, the committee’s efforts have not borne fruit and, as a result, the Fund has continued, and is expected to continue, to operate as a closed-end fund.

A primary focus of the Fund’s Transitional Investment Strategy has been to acquire discounted shares of income-oriented closed-end investment companies and business development companies (“BDCs”) as well as the senior securities of BDCs when they are attractively priced.  In addition, units or common shares issued by special purpose acquisition companies (a/k/a blank check companies or SPACs) may comprise up to 20% of the Fund’s portfolio.  As you may know, SPACs have been much in the news recently and there are many SPACs in the IPO pipeline.

As a result of this strategic initiative, in August 2019 the Fund resumed paying monthly dividends, initially at an annual rate of at least 6% (or 0.5% per month), based on the NAV of the Fund’s common shares as of June 28, 2019.  For 2020, the Fund has made, and intends to continue to make, monthly distributions at an annual rate of at least 10% or 8.2 cents per share per month, of the per share

High Income Securities Fund

NAV as of the last business day of 2019.  Most likely helped by the higher monthly distributions, the discount of the Fund’s shares from NAV, which peaked at more than 14% last year, narrowed, to 6.4% as of August 31, 2020 and subsequently has been as low as 2%.

We continue to see many income oriented securities whose risk-reward profiles are attractive but that don’t fit within the Fund’s current investment parameters.  In addition, we would like the flexibility to increase the Fund’s exposure to SPACs, which can provide a significantly higher return than a money market fund with a very low risk of incurring a realized loss of principal provided, as we intend, that the common stock is sold or redeemed before a transaction with an operating company is completed.  (Shares of SPACs held after a transaction is completed can be very volatile.)  Lastly, we think the Fund should have the ability to use leverage to enhance its returns.

In order to take advantage of these opportunities, the Board has approved a rights offering to increase the Fund’s asset base.  A preliminary registration statement for the rights offering has been filed with the SEC and we expect it to be completed this year.  If it is successful, the Board, among other things, intends to consider proposing for a vote by shareholders, broadening the Fund’s investment parameters, authorizing the use of leverage, and engaging an investment advisor.  As one of the Fund’s largest shareholders, I expect to fully participate in the rights offering.

***

We remind you that from time to time the Fund seeks instructions from shareholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

Past Performance at a glance (unaudited)

Average annual total returns for the year ended 8/31/2020

Net assets value returns	1 year	5 years	10 years
High Income Securities Fund	1.06%	5.46%	6.44%

Market price returns
High Income Securities Fund	9.86%	8.08%	5.78%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	1.70%	1.44%	0.81%

Share Price as of 8/31/2020
Net asset value			$8.65
Market price			$8.10

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the year ended August 31, 2020.  Generally, the Fund invests in securities of discounted shares of income-oriented closed-end investment companies, business development companies and Special Purpose Acquisition Vehicles.

Accordingly, the information presented in this report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund. See Note 8.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018) for dividends and other distributions payable through September 11, 2018 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after September 11, 2018, and does not account for taxes.

High Income Securities Fund

Portfolio composition as of 8/31/2020(1) (unaudited)

	Value	Percent
Investment Companies	$37,321,742	77.55%
Special Purpose Acquisition Vehicles	7,427,623	15.43
Convertible Notes	1,343,800	2.79
Money Market Funds	925,528	1.92
Preferred Stocks	842,449	1.75
Warrants	272,604	0.57
Rights	41,100	0.08
Other Common Stocks	17,088	0.04
Total Investments	$48,191,934	100.13%
Other Assets in Excess of Liabilities	(62,872)	(0.13)
Total Net Assets	$48,129,062	100.00%

(1) As a percentage of net assets.

High Income Securities Fund

Portfolio of investments—August 31, 2020

	Shares	Value
INVESTMENT COMPANIES—77.55%

Closed-End Funds—63.98%
BrandywineGLOBAL Global Income Fund	390,300	$4,828,011
Eaton Vance Floating-Rate Income Fund	217,870	3,159,115
Eaton Vance Senior Income Trust	165,329	962,215
First Eagle Senior Loan Fund	10,524	129,866
First Trust Senior Floating Rate Income Fund II	65,574	735,085
Franklin Universal Trust	208,903	1,462,321
Invesco High Income Trust II	11,240	142,748
New America High Income Fund	31,246	260,592
Nuveen H-1 2020 Target Term Fund	27,241	261,342
PGIM Global High Yield Fund, Inc.	107,409	1,444,651
Pioneer Diversified High Income Trust	169,523	2,303,817
Pioneer Floating Rate Trust	243,088	2,374,970
Rivernorth Marketplace Lending Corp.	133,483	1,979,393
Tortoise Power & Energy Infrastucture Fund, Inc.	7,596	70,187
Vertical Capital Income Fund	310,942	3,062,779
Voya Prime Rate Trust	514,350	2,268,283
Western Asset Corporate Loan Fund, Inc.	296,865	2,728,189
Western Asset Global High Income Fund	1,200	11,796
Western Asset High Income Opportunity Fund, Inc.	186,106	937,974
Western Asset Variable Rate Strategic Fund	101,701	1,667,896
		30,791,230
Business Development Companies—12.77%
Barings BDC, Inc.	251,803	2,049,676
Crescent Capital BDC, Inc.	126,552	1,562,917
FS KKR Capital Corp.	99,259	1,436,278
Garrison Capital, Inc.	314,872	1,095,755
		6,144,626
Other Investment Companies—0.80%
Eagle Growth and Income Opportunities Fund (a)(b)	101,549	385,886
Total Investment Companies ($38,895,704)		37,321,742

OTHER COMMON STOCKS—0.04%

Energy—0.04%
MWO Holdings, LLC Units (a)(b)	39	3,231
Nine Point Energy (a)(b)	138,566	13,857
Total Other Common Stocks (Cost $54,109)		17,088

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2020

	Shares	Value
PREFERRED STOCKS—1.75%

Investment Companies—1.15%
Capital Southwest Corp. (a)	11,289	$282,902
Saratoga Investment Corp. (a)	10,923	272,747
		555,649
Investment Management & Advisory Services—0.60%
B Riley Financial, Inc. (a)	12,000	286,800
Total Preferred Stocks (Cost $808,038)		842,449

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—15.43%
Apex Technology Acquisition Corp. Units (a)	50,000	530,000
B Riley Principal Merger Co. (a)	25,084	252,345
Churchill Capital Corp. IV Units (a)	70,000	695,800
DFP Healthcare Acquisition Corp. (a)	42,000	434,700
E.Merge Technology Acquisition Corp. Units (a)	25,000	250,000
Finserv Acquisition Corp. Units (a)	31,330	311,107
Foley Trasimene Acquisition Corp. Units (a)	50,000	501,000
GigCapital3, Inc. Units (a)	56,550	576,810
Go Acquisition Corp. Units (a)	50,000	497,500
Gores Holdings V, Inc. Units (a)	25,000	254,048
Haymaker Acquisition Corp. II—Class A (a)	40,341	407,444
Haymaker Acquisition Corp. II Units (a)	1	10
Juniper Industrial Holdings, Inc. Units (a)	47,346	492,398
Pivotal Investment Corp. II Units (a)	15,000	151,350
Proptech Acquisition Corp. Units (a)	20,500	214,020
SC Health Corp. Units (a)	45,515	475,632
Software Acquisition Corp.—Class A (a)	28,476	283,336
Thunder Bridge Acquisition Corp. —Class A (a)	46,707	469,873
Tuscan Holdings Corp. II Units (a)	1	10
Yucaipa Acquisition Corp. Units (a)	62,400	630,240
Total Special Purpose Acquisition Vehicles (Cost $7,246,352)		7,427,623

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2020

	Principal
	Amount	Value
CONVERTIBLE NOTES—2.79%

Communication Services—2.79%
Suro Capital Corp. Unsecured
4.750%, 3/28/2023	$1,000,000	$1,343,800
Total Convertible Notes (Cost $1,016,330)		1,343,800

	Shares
RIGHTS—0.08%
Agba Acquisition Ltd. (Expiration: February 16, 2021) (a)	36,750	7,357
GigCapital2, Inc. (Expiration: December 10, 2020) (a)	102,250	33,743
Total Rights (Cost $21,585)		41,100

WARRANTS—0.57%
Agba Acquisition Ltd. (a)
Expiration: May 2024
Exercise Price: $11.50	36,750	8,319
B Riley Principal Merger Co. (a)
Expiration: May 2026
Exercise Price: $11.50	13,048	15,658
Churchill Capital Corp. (a)
Expiration: July 2024
Exercise Price: $11.50	29,554	59,108
Finserv Acquisition Corp. (a)
Expiration: December 2026
Exercise Price: $11.50	15,665	12,704
GigCapital2, Inc. (a)
Expiration: July 2024
Exercise Price: $11.50	102,250	82,823
Haymaker Acquisition Corp. (a)
Expiration: October 2026
Exercise Price: $11.50	13,447	16,728
Pivotal Investment Corp. II (a)
Expiration: June 2025
Exercise Price: $11.50	5,000	4,745
Proptech Acquisition Corp. (a)
Expiration: October 2026
Exercise Price: $11.50	10,250	14,862
Software Acquisition Group, Inc. (a)
Expiration: October 1, 2026
Exercise Price: $11.50	14,238	11,675

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2020

	Shares	Value
WARRANTS—(continued)
Tuscan Holdings Corp. II (a)
Expiration: July 2025
Exercise Price: $11.50	91,983	$45,982
Total Warrants (Cost $189,219)		272,604

MONEY MARKET FUNDS—1.92%
Fidelity Institutional Government Portfolio—Class I, 0.010% (c)	462,764	462,764
STIT-Treasury Portfolio—Institutional Class, 0.028% (c)	462,764	462,764
Total Money Market Funds (Cost $925,528)		925,528
Total Investments (Cost $49,156,865)—100.13%		48,191,934
Other Assets in Excess of Liabilities—(0.13%)		(62,872)
TOTAL NET ASSETS—100.00%		$48,129,062

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued securities. The total market value of these securities was $402,974, representing 0.84% of net assets. Value determined using significant unobservable inputs.
(c)	The rate shown represents the 7-day yield at August 31, 2020.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—August 31, 2020

Assets:
Investments, at value (Cost $49,156,865)	$48,191,934
Dividends and interest receivable	96,350
Receivable for investments sold	64,206
Other assets	27,121
Total assets	48,379,611

Liabilities:
Payables:
Investments purchased	70,570
Administration fees	27,951
Chief Compliance Officer fees	11,995
Director fees	1,430
Audit fees	41,152
Fund accounting fees	461
Custody fees	1,910
Legal fees	56,337
Transfer Agent fees	11,573
Reports and notices to shareholder	25,132
Accrued expenses and other liabilities	2,038
Total liabilities	250,549
Net assets	$48,129,062

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$51,073,821
Accumulated deficit	(2,944,759)
Net assets	$48,129,062
Net asset value per share ($48,129,062 applicable to
5,565,006 shares outstanding)	$8.65

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the year ended
August 31, 2020
Investment income:
Dividends	$3,019,525
Interest	49,328
Total investment income	3,068,853

Expenses:
Transitional Investment Committee fees	250,000
Trustees’ fees and expenses	182,585
Administration fees and expenses	108,783
Officer fees	75,000
Compliance fees and expenses	74,998
Legal fees and expenses	67,545
Reports and notices to shareholders	57,276
Transfer agency fees and expenses	38,994
Insurance fees	26,097
Stock exchange listing fees	25,701
Audit fees	13,650
Custody fees and expenses	8,294
Accounting fees and expenses	1,583
Other expenses	8,174
Net expenses	938,680
Net investment income	2,130,173

Net realized and unrealized gains from investment activities:
Net realized loss from investments	(1,925,554)
Change in net unrealized depreciation on investments	134,148
Net realized and unrealized loss from investment activities	(1,791,406)
Increase in net assets resulting from operations	$338,767

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	August 31, 2020	August 31, 2019
From operations:
Net investment income	$2,130,173	$1,264,550
Net realized gain (loss) on investments, forward foreign
currency contracts and foreign currency translations	(1,925,554)	89,219
Net unrealized depreciation on investments, forward
foreign currency contracts and foreign currency translations	134,148	(47,157)
Net increase in net assets resulting from operations	338,767	1,306,612

Distributions paid to shareholders:
Distributions	(2,166,107)	(5,620,676)
Return of capital	(2,855,810)	—
Total dividends and distributions paid to shareholders	(5,021,917)	(5,620,676)

Capital Stock Transactions (Note 5)
Repurchase of common stock	—	—
Repurchase of common stock through tender offer	—	(68,129,484)
Total capital stock transactions	—	(68,129,484)
Net decrease in net assets
applicable to common shareholders	(4,683,150)	(72,443,548)

Net assets applicable to common shareholders:
Beginning of year	$52,812,212	$125,255,760
End of year	$48,129,062	$52,812,212

Number of Fund Shares
Shares outstanding at beginning of year	5,565,006	12,930,356
Shares repurchased	—	(7,365,350)
Shares outstanding at end of year	5,565,006	5,565,006

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations

Less distributions:
Net investment income
Net realized gains from investment activities
Return of capital
Total distributions
Increase from shares repurchased
Anti-dilutive effect of Tender Offer
Net asset value, end of year
Market price, end of year
Total market price return(2)

Ratio to average net assets:
Ratio of expenses to average net assets
Ratio of net investment income to average net assets

Supplemental data:
Net assets, end of year (000’s)
Portfolio turnover

(1)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018). After September 11, 2018, total market price return is calculated assuming reinvestments of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date.

(3)	Includes amounts paid through expense offset and brokerage/service arrangements, if any.
(4)	Includes 0.28% of increased proxy fees related to the 2017 annual shareholder meeting.
(5)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the year ended August 31,
2020	2019	2018		2017		2016
$9.49	$9.69	$9.53		$8.92		$8.67
0.38	0.13	0.22		0.30		0.35
(0.32)	0.01	0.25		0.66		0.17
0.06	0.14	0.47		0.96		0.52

(0.34)	(0.05)	(0.31)		(0.37)		(0.37)
(0.05)	(0.41)	—		—		—
(0.51)	—	—		—		—
(0.90)	(0.46)	(0.31)		(0.37)		(0.37)
—	—	0.00	(5)	0.02		0.10
—	0.12	—		—		—
$8.65	$9.49	$9.69		$9.53		$8.92
$8.10	$8.24	$9.38		$8.77		$8.02
9.86%	-7.56%	10.65%		14.19%		14.96%

1.89%	1.18%	1.47	%(3)	1.22	%(3)(4)	0.94	%(3)
4.30%	1.38%	2.26%		3.29%		4.15%

$48,129	$52,812	$125,256		$123,607		$118,530
81%	43%	49%		50%		26%

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

High Income Securities Fund

Notes to financial statements

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate

High Income Securities Fund

Notes to financial statements

of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

High Income Securities Fund

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies
Closed-End Funds	$30,791,230	$—	$—	$30,791,230
Business Development Companies	6,144,626	—	—	6,144,626
Other Investment Companies	—	—	385,886	385,886
Other Common Stocks
Energy	—	—	17,088	17,088
Preferred Stocks
Investment Companies	555,649	—	—	555,649
Investment Management &
Advisory Services	286,800	—	—	286,800
Special Purpose Acquisition Vehicles	6,517,271	910,352	—	7,427,623
Convertible Notes	—	1,343,800	—	1,343,800
Rights	41,100	—	—	41,100
Warrants	259,900	12,704	—	272,604
Money Market Funds	925,528	—	—	925,528
Total	$45,522,104	$2,266,856	$402,974	$48,191,934

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The average monthly shares amount of warrants during the period was 294,124. The average monthly market value of warrants during the period was $170,152.

The fair value of derivative instruments as reported within the Schedule of Investments as of August 31, 2020:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$272,604

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2020:

High Income Securities Fund

Notes to financial statements

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Loss on Investments	$58,331

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized appreciation of investments	$78,000

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Discounts are accreted and premiums are amortized using the constant yield method as adjustments to interest income and the identified cost of investments. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Note 2: Federal Tax Status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2020 and August 31, 2019 are as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$2,166,107	$312,843
Return of capital	2,855,810	5,307,833
Total distributions paid	$5,021,917	$5,620,676

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

High Income Securities Fund

Notes to financial statements

Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2020, the Fund did not defer, on a tax basis, late year losses.

At August 31, 2020, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $761,161 and $1,190,453, respectively. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). To the extent that sufficient investment income is not available on a monthly basis, the distributions may include return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2020, there were no reclassifications between accumulated losses and paid-in-capital.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$49,185,079
Unrealized appreciation	1,583,327
Unrealized depreciation	(2,576,472)
Net unrealized depreciation	(993,145)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	(1,951,614)
Total accumulated losses	$(2,944,759)

High Income Securities Fund

Notes to financial statements

Note 3: Management Fee, Administrative Services and Other Transactions
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s fund accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

The Fund pays each of its trustees who is not an officer, the Administrator or any affiliate thereof an annual fee of $25,000, paid quarterly in advance. As additional annual compensation, the officers of the Fund will receive $25,000. In addition, the members of the Transitional Investment Committee are compensated by the Fund for their positions on the Transitional Investment Committee in the amount of $100,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $50,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. Prior to January 1, 2020, Ms. Stephanie Darling received annual compensation in the amount of $90,000, paid monthly, for serving the Fund as Chief Compliance Officer (“CCO”). Effective January 1, 2020, Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving the Fund as CCO. In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

Note 4: Purchases and Sales of Securities
During the year ended August 31, 2020, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$39,580,654	$37,754,350
U.S. government securities (Long-term)	—	—
Total	$39,580,654	$37,754,350

Note 5: Capital Share Transactions
Repurchases are made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

For the period September 1, 2019 through August 31, 2020 there were no common shares repurchased.

The Fund completed an offering to purchase up to 55% of the Fund’s shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on March 15, 2019. At the expiration of the offer on March 18, 2019, a total of

High Income Securities Fund

Notes to financial statements

7,365,350 shares or approximately 56.96% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the outstanding shares (approximately 258,607 shares) without amending or extending the offer, the Fund elected to purchase all shares tendered at a price of $9.25 per share (99% of the NAV of $9.34).

For the period September 1, 2018 through October 9, 2018 there were no common shares repurchased.

Note 6: Market, Credit and Other Risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Fund may be exposed to additional credit risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The Fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s Investment Committee will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Note 7: Senior Loan Commitments
Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its

High Income Securities Fund

Notes to financial statements

obligations.  The Fund does not have any senior loan commitments outstanding as of the end of the fiscal year.

Note 8: Other Matters
Shareholders approved a proposal authorizing the Board of Trustees to take steps to cause the Fund to cease to be a registered investment company (RIC) if the Board determines to proceed.  A committee of the Board has been exploring potential acquisitions of controlling stakes in operating companies and other investments that are not securities.  Among other factors, the results of that exercise will assist the Board in determining whether the Fund should cease to be a RIC.

During this transitional period, the Board has determined that the Fund should continue to be internally managed and, within the parameters of its existing investment policies and restrictions, invest in securities that are likely to generate greater income (the “Transitional Investment Strategy”).  The primary focus of the Transitional Investment Strategy will be to acquire discounted shares of income-oriented closed-end investment companies and business development companies.  Despite ratification by shareholders of that plan in August 2019, our efforts have not borne fruit and the plan may be abandoned if we cannot identify an attractive acquisition opportunity in the near future.  A Transitional Investment Committee of the Board comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das is responsible for implementing the Transitional Investment Strategy.

Accordingly, the information presented in this annual report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund whether or not it de-registers as an investment company in the future.

Note 9: Subsequent Events
The Board of Trustees has evaluated subsequent events after August 31, 2020 and through the date the financial statements were issued and determined there were no subsequent events that would require recognition or disclosure in financial statements.

High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of High Income Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the High Income Securities Fund (the “Fund”), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended August 31, 2017 were audited by other auditors whose report dated October 19, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2018.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2020

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Tax information
The Fund designated 8.75% of its ordinary income distribution for the year ended August 31, 2020, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2020, 8.40% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Annual meeting of shareholders held on October 27, 2020
The Fund held an annual meeting of shareholders on October 27, 2020 to vote on the following matters:

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on September 15, 2020 shall constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 81.11% of the outstanding shares as of the record date were represented  in person or by proxy (4,513,685 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were approved, as follows:

Trustee Nominee	Votes For	Votes Withheld
Phillip Goldstein	4,000,291	513,395
Rajeev Das	4,001,174	512,512
Andrew Dakos	3,994,986	518,700
Richard Dayan	4,344,030	169,655
Gerald Hellerman	3,996,766	516,920
Ben H. Harris	4,358,102	155,583
Moritz Sell	4,349,069	164,617

High Income Securities Fund

General information (unaudited)

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s filings on Part F of Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at August 31, 2020.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	1	Director, Brookfield
(54)	as of	Since	LLC since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the former general partner of		Trust Investor, Inc.;
			several private investment		Director, Emergent
			partnerships in the Bulldog		Capital, Inc. (until
			Investors group of private funds.		2017); Trustee,
Crossroads
Liquidating Trust;
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Secretary	1 year;	Member of Bulldog Investors,	1	Chairman, The
(74)	as of	Since	LLC since 2009; Principal of		Mexico Equity and
	July 2018.	2018	the former general partner of		Income Fund, Inc.;
			several private investment		Chairman, Special
			partnerships in the Bulldog		Opportunities
			Investors group of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.;
Trustee, Crossroads
Liquidating Trust;
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Rajeev Das***	—	1 year;	Principal of Bulldog	1	Director, The
(51)		Since	Investors, LLC		Mexico Equity &
		2018			Income Fund, Inc.

INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Chief Compliance Officer	1	Director, The
(82)		Since	of the Fund and The Mexico		Mexico Equity and
		2018	Equity and Income Fund, Inc.		Income Fund, Inc.;
			(through March 2020).		Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.;
Trustee, Crossroad
Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(52)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC.		Swiss Helvetia Fund,
Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(76)		Since			Helvetia Fund, Inc.;
		2018			Director, Emergent
Capital Inc.
(until 2017).

Ben Harris	—	1 year;	Chief Executive Officer of HHI,	1	Director, Special
(52)		Since	LLC; Principal of NBC Bancshares,		Opportunities
		2018	LLC; Chief Executive Officer of		Fund, Inc.
Crossroads Capital, Inc.;
Administrator of Crossroads
Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	n/a	n/a
(54)	as of	Since	LLC; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(51)	as of	Since	Bulldog Investors, LLC.
	July 2018.	2018

Phillip Goldstein***	Secretary	1 year;	Member of Bulldog Investors,	n/a	n/a
(74)	as of	Since	LLC; Principal of the former
	July 2018.	2018	general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(50)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLC; Chief Compliance
	as of		Officer of Swiss Helvetia Fund,
	July 2018.		Special Opportunities Fund and
Mexico Equity and Income Fund,
Principal, the Law Office of
Stephanie Darling; Editor-In-Chief,
the Investment Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC and their positions as officers of the Fund.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Transfer Agent and Registrar,
Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund
1-888-898-4107

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant has not made any amendments to its code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard Dayan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were an assessment.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended August 31, 2019 and August 31, 2020 was Tait, Weller & Baker LLP (“TW”).

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$31,500 (TW)	$31,000 (TW)
Audit-Related Fees	$-	$-
Tax Fees	$3,300 (TW)	$3,300 (TW)
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the years ended August 31, 2019 and August 31, 2020, respectively, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2020	FYE 8/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Gerald Hellerman, Moritz Sell, and Richard Dayan.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGH INCOME SECURITIES FUND

PROXY VOTING POLICY

The Board of Trustees has delegated the voting of proxies with respect to securities owned by the Fund to the Investment Committee.

Proxy Voting Policies

The Investment Committee generally analyzes the proxy statements of issuers of stock owned by the Fund, as necessary and votes proxies on behalf of the Fund.

The Investment Committee’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Fund shareholders.

Proxy Voting Procedures

In evaluating proxy statements, the Investment Committee relies upon its own fundamental research, and information presented by company management and others.  It does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Fund will generally vote proxies in favor of proposals that, in the opinion of the members of the Investment Committee, seek to enhance shareholder value and shareholder democracy.

With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Fund will “mirror vote” all such proxies received by the Fund, unless the Investment Committee deems it appropriate to seek instructions from Fund shareholders with regard to such vote. In such circumstances, the Fund will vote such proxies as determined by a majority of the proxy voting instructions received by shareholders.

Form N-PX/Annual Report of Proxy Voting Record

Policy:  Form N-PX is used by funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended December 31.  The Form must be filed no later than August 31 of each year.  The following information must be collected for the Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
4.	The shareholder meeting date;
5.	A brief description of the matter voted on;
6.	Whether the matter was proposed by the issuer or the security holder;
7.	Whether the Fund cast its vote on the matter;
8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
9.	Whether the Fund cast its vote for or against management.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of October 31, 2020

(a)(1):

The Fund is managed by its Transitional Investment Committee, which is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das. The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that served until 2020 as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director of the following closed-end funds: Swiss Helvetia Fund, Inc. since 2018, Special Opportunities Fund, Inc. since 2009, and Mexico Equity and Income Fund since 2000.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and is a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2016. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that served until 2020 as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director of Special Opportunities Fund, Inc., a closed-end fund, since 2009, the Mexico Equity and Income Fund, a closed-end fund, from 2001-2015, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), since 2015.

Rajeev Das: Head Trader of Bulldog Investors, LLC since its inception in October 2009. Since 2004, Mr. Das has been a Principal of the entities that served until 2020 as the general partner of the private investment partnerships in the Bulldog Investors group of funds. He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of August 31, 2020 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  1
(B) Other pooled investment vehicles:  8
(C) Other accounts:  167
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 8 pooled investment vehicles; $42.43 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  3 other accounts; $3.7 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Transitional Investment Committee’s management of the Fund’s portfolio and the portfolios of other accounts managed by members of the Transitional Investment Committee.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor of such accounts can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, certain members of the Transitional Investment Committee may have an incentive to direct their best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts.

(a)(3): The members of the Transitional Investment Committee are compensated by the Registrant for their positions on the Transitional Investment Committee in the amount of $100,000 each for Phillip Goldstein and Andrew Dakos, and $50,000 for Rajeev Das on an annual basis paid monthly in advance.

(a)(4):  Information is provided as of August 31, 2020 (per instructions to paragraph (a)(4)).

As of August 31, 2020, Mr. Goldstein beneficially owned 150,000 shares (held Directly) and 107 shares (held Indirectly) of common stock of the Registrant; Mr. Dakos beneficially owned 70,000 shares (held Directly) and 7 shares (held Indirectly) of common stock of the Registrant; and Mr. Das beneficially owns no shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1 – March 31, 2020	-	-	-	N/A
April 1 - April 30, 2020	-	-	-	N/A
May 1- May 31, 2020	-	-	-	N/A
June 1 – June 30, 2020	-	-	-	N/A
July 1 – July 31, 2020	-	-	-	N/A
August 1 – August 31, 2020	-	-	-	N/A
Total	-	-	-	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on November 7, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    High Income Securities Fund

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    November 6, 2020

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date    November 6, 2020

* Print the name and title of each signing officer under his or her signature.